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                                                                    EXHIBIT 10.2


           THIRD AMENDMENT TO SYNDICATED CREDIT AGREEMENT AND CONSENT

       THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of November 13, 1998, is entered into by and among WILLIAMS-SONOMA, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").


                                    RECITALS

       A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of June 1, 1997 (as previously amended, the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

       B. The company has formed a new entity, Williams-Sonoma Stores, LLC (the "LLC"), and has transferred certain assets of the Company and its Subsidiaries to the LLC, as more particularly described in the information provided by the Company to the Agent and the Banks and in Schedule A to the Limited Liability Company Agreement of the LLC. Williams-Sonoma, Inc. is the sole member of the LLC.

       NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

       2. Consent. The Agent and Banks consent to the transactions described in the Recitals to this Amendment.

       3.     Amendments to Credit Agreement.

              3.1 The definitions of "Guarantor" and "Material Subsidiary" in the Credit Agreement are amended to add Williams-Sonoma Stores, LLC.

              3.2 Subparagraph 7.03(b) of the Credit Agreement is amended to read as follows:

                     (b) any Subsidiary may sell or otherwise transfer all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or another Wholly-Owned Subsidiary, provided that if, after giving effect to such sale or transfer, the Subsidiary receiving the assets will become a Material Subsidiary, then the receiving Subsidiary must also become a Guarantor at or before the time the sale or transfer is made;

              3.3 Subparagraph 7.04(d) of the Credit Agreement is amended to read as follows:

                     (d) Investments by the Company in any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries in another of its Wholly-Owned Subsidiaries, provided that if, after giving effect to such investment, the Subsidiary will become a Material Subsidiary, then the Subsidiary must also become a Guarantor at or before the time the investment is



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          made;

     4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent of approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     5. Effective Date. This Amendment will become effective as of November 13, 1998 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

          (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment and Consent.

          (b) The Agent has received from the LLC a guaranty in form acceptable to the Agent.

          (c) The Agent has received from the LLC evidence of the due authorization of the execution of the guaranty, and of the authority of the individual executing the guaranty on behalf of the LLC.

     6. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     7.   Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

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          (c)  This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties herein have executed and delivered this Amendment as of the date first above written.

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent
                                         WILLIAMS-SONOMA, INC.
By
   ----------------------------------    By /s/ HOWARD LESTER
   Patrick W. Zetzman                       ------------------------------------
   Vice President
                                         Title  CEO
                                               ---------------------------------

                                         By /s/ JERRY S. B. DRATLER
                                            ------------------------------------

                                         Title  VP Finance, Asst. Secretary
BANK OF AMERICA NATIONAL TRUST                 ---------------------------------
AND SAVINGS ASSOCIATION, as a Bank       NATIONSBANK, N.A.
                                         as successor by merger to NationsBank
By  /s/ HAGOP V. BOULDOUKIAN             of Texas, N.A.
   ----------------------------------
   Hagop V. Bouldoukian                  By  /s/ MICHAEL SHEA
   Vice President                           ------------------------------------
                                            Michael Shea
                                            Senior Vice President


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